ACCOUNTS RECEIVABLE, NET - Movement in Allowances for Credit Losses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Receivables [Abstract]
Balance at beginning of year	$ 0	$ 0	$ 976
Provision for credit losses	10	0	0
Write-offs	0	0	(970)
Effect of exchange rate	0	0	(6)
Balance at end of year	$ 10	$ 0	$ 0